EXHIBIT 32.2

BAD TOYS HOLDINGS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

WRITTEN STATEMENT OF THE CHIEF FINANCIAL OFFICER

Solely for the purposes of complying with 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, T. Alan Walls, the undersigned Treasurer and Chief Financial Officer of Bad Toys Holdings, Inc. (the “Company”), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2005 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof:

1.	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ T. Alan Walls
T. Alan Walls
Treasurer and Chief Financial Officer
August 15, 2005